                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 2, 1995

                             SILICONIX INCORPORATED
             (Exact name of registrant as specified in its charter)

   DELAWARE                           0-3698                     94-1527868
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification No.)
incorporation)

               2201 LAURELWOOD ROAD, SANTA CLARA, CALIFORNIA 95054 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code:  (408) 988-8000

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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.   OTHER EVENTS

       Filed herewith are the following financial statements:

              (a) Condensed consolidated statements of operations for the three and six months ended July 2, 1995 and July 3, 1994

              (b) Condensed consolidated balance sheets as of July 2, 1995 and December 31, 1994

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     PART I.  FINANCIAL INFORMATION

     ITEM 1. FINANCIAL STATEMENTS




                             SILICONIX INCORPORATED

                CONDENSED CONSOLIDATED  STATEMENTS OF OPERATIONS
                                   (Unaudited)


- --------------------------------------------------------------------------------------------------------------------
(Dollars in thousands                            3 Months Ended                         6 Months Ended
except per share amounts)
                                                July 2,            July 3,             July 2,              July 3,
                                                   1995                1994               1995                  1994

- --------------------------------------------------------------------------------------------------------------------

Net sales                                       $61,125             $51,725            $112,474             $94,195
Cost of sales                                    38,216              32,780              70,289              57,958
                                                --------------------------------------------------------------------
Gross profit                                     22,909              18,945              42,185              36,237
Research and development                          4,937               3,926               9,240               7,947
Selling, marketing and administration            12,045              11,137              23,533              22,083
                                                --------------------------------------------------------------------
Operating income                                  5,927               3,882               9,412               6,207
Interest expense                                    621                 543               1,267                 934
Other (income) expense - net                      (126)                 265               (318)                 347
                                                --------------------------------------------------------------------
Income before taxes                               5,432               3,074               8,463               4,926
Income taxes                                        890                 225               1,387                 450
                                                --------------------------------------------------------------------
Net income after taxes                           $4,542              $2,849              $7,076              $4,476
                                                --------------------------------------------------------------------
                                                --------------------------------------------------------------------


Per share amounts:
 Net income                                       $0.46               $0.29               $0.71               $0.45
                                                --------------------------------------------------------------------
                                                --------------------------------------------------------------------


Shares used to compute earnings per share         9,960               9,960               9,960               9,960
                                                --------------------------------------------------------------------
                                                --------------------------------------------------------------------


See accompanying notes to condensed consolidated financial statements.

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                             SILICONIX INCORPORATED

                      CONDENSED CONSOLIDATED BALANCE SHEETS

- --------------------------------------------------------------------------------
                                                       July 2,    December 31,
                                                           1995           1994
                                                     (Unaudited)
- --------------------------------------------------------------------------------
                                                         (000's omitted)
Assets

- --------------------------------------------------------------------------------
Current assets:
 Cash and equivalents                                   $11,100        $10,743
 Accounts receivable, less allowances                    35,686         30,379
 Accounts receivable from affiliates                      7,730          5,312
 Inventories                                             28,047         31,033
 Other current assets                                     7,252          5,456
                                                    ----------------------------
  Total current assets                                   89,815         82,923
                                                    ----------------------------
                                                    ----------------------------

Property, plant and equipment, at cost:
 Land                                                       279            279
 Buildings and improvements                              35,574         34,633
 Machinery and equipment                                150,077        142,641
                                                    ----------------------------
                                                    ----------------------------
                                                        185,930        177,553
 Less accumulated depreciation                         (113,485)      (109,641)
                                                    ----------------------------
  Net property, plant and equipment                      72,445         67,912
                                                    ----------------------------
Other assets                                              4,834          4,200
                                                    ----------------------------
  Total assets                                         $167,094       $155,035
                                                    ----------------------------
                                                    ----------------------------


Liabilities and Shareholders' Equity
- --------------------------------------------------------------------------------
Current liabilities:
 Current portion of debt obligations                       $584           $612
 Accounts payable                                        13,121         15,194
 Accounts payable to affiliates                           7,082          4,980
 Accrued payroll and related compensation                 8,411          7,752
 Accrued liabilities                                     22,709         19,781
                                                    ----------------------------
  Total current liabilities                              51,907         48,319

Long-term related party debt                             34,570         34,570
Long-term debt, less current portion                      6,642          6,264
                                                    ----------------------------
  Total liabilities                                      93,119         89,153
                                                    ----------------------------

Shareholders' equity:
 Common stock                                               100            100
 Additional paid-in-capital                              59,256         59,193
 Retained earnings (deficit)                             14,413          7,337
 Accumulated translation adjustments                        206           (748)
                                                    ----------------------------
                                                    ----------------------------
  Total shareholders' equity                             73,975         65,882
                                                    ----------------------------
                                                    ----------------------------
  Total liabilities and shareholders' equity           $167,094       $155,035
                                                    ----------------------------
                                                    ----------------------------

Note: The balance sheet at December 31, 1994 has been derived from the audited financial statements at that date but does not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.
See accompanying notes to condensed consolidated  financial statements.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 2_, 1995               SILICONIX INCORPORATED



                                                By  /s/Jurgen F. Biehn
                                                   ---------------------
                                                  Jurgen F. Biehn
                                                  Chief Financial Officer



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